NATIONWIDE MUTUAL FUNDS
Nationwide NYSE Arca Tech 100 Index Fund (formerly, Nationwide Ziegler NYSE Arca Tech 100 Index Fund)

Supplement dated June 17, 2021
to the Summary Prospectus dated March 1, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective June 30, 2021, the table under the section entitled “Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund (and Predecessor Fund)
Marlene Walker Smith	Director, Head of Equity Index Portfolio Management	Since 2020
David France, CFA	Vice President, Senior Portfolio Manager of Equity Index Portfolio Management	Since 2020
Todd Frysinger, CFA	Vice President, Senior Portfolio Manager of Equity Index Portfolio Management	Since 2020
Vlasta Sheremeta, CFA	Vice President, Senior Portfolio Manager of Equity Index Portfolio Management	Since 2020
Michael Stoll	Vice President, Senior Portfolio Manager of Equity Index Portfolio Management	Since 2020

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE